UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 4, 2018

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 Main Street, Suite 1830

Kansas City, Missouri 64105

(Address of principal executive offices)

(816) 421-7444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 4, 2018, a fire occurred at the Wendy’s restaurant (the “Restaurant”) located at 3013 Peach Orchard Road in Augusta, Georgia (the “Property”), which is a building on a parcel of real property, both owned by DiVall Insured Income Properties 2 Limited Partnership (the “Partnership”), and leased to a Wendy’s franchisee (the “Tenant”). The Tenant maintains insurance on the Property.

The General Partner of the Partnership does not intend to terminate the lease with the Tenant (the “Lease”). Under the Lease, the Tenant is responsible for the cost of repairing or rebuilding the structure on the Property. The Partnership is working with the Tenant to determine the extent of the damage, but preliminary indications cause the parties to believe the Restaurant is a total loss.

If the preliminary evaluation of the damage is accurate, repairs or rebuilding are expected to last approximately six months, during which time the Restaurant will be closed. In such event, the General Partner expects that the rental income from the Property, both in terms of base rent and percentage rent, may be adversely affected until the Tenant can re-open the Restaurant.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “could,” “estimate,” “expect,” “will,” or other variations on these terms. The Partnership cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and the Partnership has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, LP (Registrant)

Date: July 12, 2018	By:	/s/ Lynette L. DeRose
Lynette L. DeRose
Chief Financial Officer

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